  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 11, 2019 (June 30, 2019)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02    Unregistered Sales of Debt Securities.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Sale of Senior Secured Notes

On June 30, 2019, the Company completed a $1,500,00 financing in consideration for the issuance of (i) Senior Secured Notes; and (ii) five year warrants (“Warrants”) to purchase 69,592,665 shares of Common Stock at an exercise price equal to $0.02158 per share, pursuant to a subscription agreement (the “Subscription Agreement”) entered into on various dates starting March 13, 2019 and ending June 30, 2019. The rights and preferences of the Senior Secured Notes and related Purchase Agreement and Warrants are described above and incorporated herein by reference. The Company will use such proceeds to continue to fund its legal case to regain control of its operations in India.

The foregoing description of the terms of the Notes, Subscription Agreement and the Warrant does not purport to be complete and is subject to, and qualified in its entirety by reference to the form of Notes, Subscription Agreement and Warrant, which are filed herewith as Exhibit 99.1, 99.2, and 99.3, and is incorporated herein by reference.

Series H Preferred Stock – Amendment

On June 30, 2019, the Company amended its Series H Preferred Stock (the “Amended Series H Certificate of Designation”). The amendment removed the ownership limitation on both voluntary and mandatory beneficial conversions of the Company’s Common Stock in the event of a Series H Preferred conversion. This amendment was executed as a result of the Company receiving written consent from the majority of the holders of the Company’s Series H Preferred Stock.

The foregoing description of the Amended Series H Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amended Series H Certificate of Designation, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
3.1	Amended Certificate of Designation of Series H Convertible Preferred Stock
99.1	Form of Subscription Agreement
99.2	Form of Warrant
99.3	Promissory Note

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: July 11, 2019	By:	/s/ Scott Arey
Scott Arey Chief Financial Officer